INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2024
INTANGIBLE ASSETS AND GOODWILL [Abstract]
INTANGIBLE ASSETS AND GOODWILL
15.	INTANGIBLE ASSETS AND GOODWILL

The details of intangible assets and goodwill are as follows:
In thousands of USD	Rights to electrical capacity	Technologies	Patents, trademarks and other rights	Others	Total intangible assets	Goodwill
Cost:
At January 1, 2022	-	-	3	137	140	-
Additions	-	-	-	304	304	-
At December 31, 2022	-	-	3	441	444	-
Accumulated amortization:
At January 1, 2022	-	-	-	(25)	(25)	-
Charge for the year	-	-	(1)	(96)	(97)	-
At December 31, 2022	-	-	(1)	(121)	(122)	-
Net book value:
At December 31, 2022	-	-	2	320	322	-

Cost
At January 1, 2023	-	-	3	441	444	-
Additions	-	-	4,896	313	5,209	-
At December 31, 2023	-	-	4,899	754	5,653	-
Accumulated amortization:
At January 1, 2023	-	-	(1)	(121)	(122)	-
Charge for the year	-	-	(572)	(182)	(754)	-
At December 31, 2023	-	-	(573)	(303)	(876)	-
Net book value:
At December 31, 2023	-	-	4,326	451	4,777	-

Cost:
At January 1, 2024	-	-	4,899	754	5,653	-
Additions	-	-	119	659	778	-
Acquired through the business combinations (Note 6(b) and 6(c))	22,429	63,633	-	-	86,062	35,818
At December 31, 2024	22,429	63,633	5,018	1,413	92,493	35,818
Accumulated amortization:
At January 1, 2024	-	-	(573)	(303)	(876)	-
Charge for the year	-	(7,070)	(1,007)	(305)	(8,382)	-
At December 31, 2024	-	(7,070)	(1,580)	(608)	(9,258)	-
Net book value:
At December 31, 2024	22,429	56,563	3,438	805	83,235	35,818

The Group had entered into contractual commitments, which were not recognized in payables, for the acquisition of intangible assets amounting to nil and approximately US$8,000 as of December 31, 2024 and December 31, 2023, respectively.
As of December 31, 2024, the Group identified three Cash-generating units (“CGUs”) to which indefinite useful life intangible assets and goodwill are allocated for impairment testing. The carrying amounts have been allocated to the CGUs as follows:

In thousands of USD	Rights to electrical capacity	Goodwill
Tydal Data Center AS	14,285	4,389
Troll Housing AS	8,144	10,062
FreeChain	-	21,367
Total	22,429	35,818
Tydal Data Center AS

The recoverable amount of Tydal Data Center AS has been determined based on a value in use calculation using cash flow projections. The key assumptions underlying this estimation reflect management’s assessment of future industry trends, drawing from both internal and external historical data. The pre-tax discount rate applied to the cash flow projections is 19.4%, derived from market-based inputs, with adjustments made to account for CGU-specific risk premiums.

The cash flow projections included specific estimates of five years and a terminal growth rate thereafter. The terminal growth rate of 3.0% aligns with the inflation rate applicable to the CGU’s location, reflecting assumptions that a market participant would reasonably make.

Budgeted EBIT is projected to increase at an average rate of 21.0% per annum and was estimated based on past experience, taking into account the upcoming expansion, with revenue generation expected from the 175MW site expansion, which is anticipated to be fully energized in 2025.

As of December 31, 2024, the estimated recoverable amount of the CGU exceeded its carrying amount by approximately US$11.1 million.

Troll Housing AS

The recoverable amount of Troll Housing AS has been determined based on a value in use calculation using cash flow projections. The key assumptions underlying this estimation reflect management’s assessment of future industry trends, drawing from both internal and external historical data. The pre-tax discount rate applied to cash flow projections is 19.0%, derived from market-based inputs, with adjustments made to account for CGU-specific risk premiums.

The cash flow projections included specific estimates of five years and a terminal growth rate thereafter. The terminal growth rate of 3.0% aligns with the inflation rate applicable to the CGU’s location, reflecting assumptions that a market participant would reasonably make.

Budgeted EBIT is projected to increase at an average of 25.4% per annum and was estimated taking into account past experiences and expectations of futures.

As of December 31, 2024, the estimated recoverable amount of the CGU exceeded its carrying amount by approximately US$7.4 million.

FreeChain

The recoverable amount of FreeChain has been determined based on a fair value less costs of disposal calculation using cash flow projections. The fair value measurement was categorized as a level 3 fair value based on the inputs in the valuation technique used. The key assumptions underlying this estimation reflect management’s assessment of future industry trends, drawing from both internal and external historical data. The pre-tax discount rate applied to cash flow projections is 37.3%, derived from market-based inputs, with adjustments made to account for CGU-specific risk premiums.

The cash flow projections included specific estimates of five years and a terminal growth rate thereafter. The terminal growth rate is 2.0% aligns with the inflation rate applicable to the CGU’s location, reflecting assumptions that a market participant would reasonably make.

Budgeted revenue is projected to increase at an average of 5.0% per annum and was estimated based on expected future outcomes and anticipated revenue growth. Revenue growth was projected considering the estimated production and sales volume, particularly the involvement in mining rig development within the ASIC and mining rig business.

As of December 31, 2024, the estimated recoverable amount of the CGU exceeded its carrying amount by approximately US$518.6 million.

The following table shows the amount by which the key assumptions would need to increase/ (decrease) individually for the estimated recoverable amount to be equal to the carrying amount.

In %	Tydal Data Center AS	Troll Housing AS	FreeChain

Discount rate	6.8	6.5	nm	*
EBIT	(26.0)	(28.4)	N/A
Revenue	N/A	N/A	(19.2)

*
FreeChain has substantial recoverable amount, and it is unlikely that a change in the discount rate that will result in the amount fair value less cost of disposal of FreeChain equal to the carrying amount would occur under reasonable scenarios.